 Investor Presentation  Date of Pres 2024  Investor Presentation  June 18, 2024  First Northern  Community Bancorp

 Disclaimer  This investor presentation has been prepared by First Northern Community Bancorp (the “Company” or “FNRN”) solely for informational purposes based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently veriﬁed such information and cannot guarantee the accuracy of such information, and no representation, expressed or implied, is made as to such information’s accuracy or completeness.  This investor presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in the investor presentation and other information provided by or on behalf of the Company.  Use of Non-GAAP Financial Measures This presentation includes the use of certain measures that have not been calculated in accordance with U.S. generally acceptable accounting principles (GAAP) such as, but not limited to, Tangible Common Equity Ratio, Efficiency Ratio and Pre-Tax, Pre-Provision Net Income. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Reconciliations for non-GAAP measure to GAAP measures are included in the Appendix to this investor presentation.   Use of Projections This presentation contains projections, including cashflow projections relating to the company’s investment portfolio. Our independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being indicative of future results. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if our assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside our control. Accordingly, there can be no assurance that the projected results are indicative of our future performance or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved.Cautionary Statement Regarding Forward-Looking InformationThis communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “would,” “poised,” “believes,” “predicts,” “potential,” “continue,” and similar expressions, are intended to identify such forward-looking statements; however the absence of these words does not mean the statements are not forward-looking. These forward-looking statements are intended to provide investors with additional information with which they may assess our future potential. Forward-looking statements in this communication include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to diﬀer materially from results expressed or implied by this communication. Such risk factors include, among others: the eﬀects of and changes in monetary and ﬁscal policies, including the interest rate policies of the Federal Reserve Board and their eﬀects on inﬂation risk; political and economic uncertainty, including any decline in global, domestic or local economic conditions or the stability of credit and ﬁnancial markets; and other relevant risks described under the heading “Risk Factors” in the Company’s annual and quarterly reports ﬁled with the Securities and Exchange Commission (the “SEC”) and other documents ﬁled, or to be ﬁled, by the Company with the SEC. All such factors are diﬃcult to predict and are beyond the Company’s ability to control or predict.  All of these forward-looking statements are based on assumptions about an uncertain future and on information available to the Company at the date of these statements. There are numerous risks and uncertainties that could and will cause actual results to diﬀer materially and adversely from those contained in the forward-looking statements in this communication. There also may be additional risks that the Company does not presently know, or that the Company currently believes to be immaterial, that could also cause actual results to diﬀer materially and adversely from those contained in these forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation and does not intend to update these forward-looking statements to reﬂect events, facts, assumptions or circumstances occurring after the date of this communication. You are cautioned not to place undue reliance on these forward-looking statements.  2

 First Northern Community Bancorp  Branches  Community bank headquartered in Greater Sacramento Region; Opened in 1910  1910  EST,  Strategic Footprint: 14 Branches; Colusa Branch (Colusa County), Willows and Orland Branches (Glenn County) acquired January 2023  86.5% of Deposits are Core Deposits  3  Experienced and Capable Leadership Team  $1.89 billion in total assets  as of March 31, 2024

 Senior Management Team  4  AMANDA CONNELL  Senior Vice President  KEVIN SPINK  First Northern Community Bancorp  JEFFREY ADAMSKI  DENISE E. BURRIS  MIKE WEBBERSenior Vice President Marketing & Communications Director  JEREMIAH Z. SMITH  President & CEO  First Northern Bank &  First Northern Community Bancorp  BRETT HAMILTON  LIBBY FEYHExecutive Vice President Chief Human Resources Oﬃcer

 First Northern Bank exists to build  long-lasting relationships where we can address specific financial needs on a personalized basis, provide opportunities for our employees,  and be committed and passionate about making a difference in our communities.  Our Purpose Statement  5

 Attractive Markets  2022 Population: 449K  2022 Median Household Income: $93K  2023 Business Core  Deposit Market Share: 16.78%  2022 Population: 222K  2022 Median Household Income: $82K  2023 Business Core  Deposit Market Share: 24.33%  2022 Population: 1.6M  2022 Median Household Income: $84K  2023 Business Core  Deposit Market Share: 3.92%  2022 Population: 22K  2022 Median Household Income: $73K  2023 Business Core  Deposit Market Share: 6.66%  2022 Population: 28K  2022 Median Household Income: $63K  2023 Business Core  Deposit Market Share: 10.9%  2022 Population: 418K  2022 Median Household Income: $106K  2023 Business Core  Deposit Market Share: 3.45%  Colusa County  Glenn County  Yolo County  Sacramento County  Solano County  Branches: 3  Branches: 4  Branches: 2  Branches: 1  Branches: 2  Branches: 2  Placer County  6  Note: 2023 Business Core Deposit Market Share information as of December 31, 2023 was sourced from California Banksite Corporation.    2022 Population and median household income data was sourced from the U.S. Census Bureau.

 Diverse Commercial Client Portfolio (by industry)  7  As of March 31, 2024

Competitive Advantages



A Dedication to Remaining Independent

In 1996, the Board of Directors adopted a Policy of Independence to share with our customers, communities and shareholders, our intention of remaining independent.

We've Stood the Test of Time

First Northern Bank has operated safely under the same ownership through-out two World Wars, the Great Depression, 20 recessions, and 2 pandemics.
Today, stronger than ever!

Recruiting Seasoned Professionals to Lead Our Initiatives

Our managers and lenders boast an average of over 24 years of experience in banking. At First Northern Bank, we possess the expertise to grasp the nuances and complexities across various industries, leveraging local decision-making to meet the diverse needs of our local business owners.

Committed to Providing Exceptional Experiences

While many banks claim to offer exceptional customer service, our annual customer retention rate of over 97% speaks volumes about our dedication to satisfying our customers. Maintaining our dominance in community bank market share within our key markets[1] solidifies our position as the top choice.

1 California Banksite Corporation (CBC), June 2023

#1 in Small Business Lending

We invest in the best bankers resulting in First Northern Bank being the region's #1 local small business lender.[2]

2 Sourced from ffiec.gov

Remaining True To Our Values

Driven by our core values of People First, Absolute Integrity, and a Zest for Excellence, we are motivated to craft innovative banking solutions for our clients. This commitment is realized through the collaborative efforts of our talented teams, resulting in the development of cutting-edge products and services to satisfy those we serve.

A Culture of Ownership

With over 54% of our employees holding stock in First Northern Bank, they are personally invested in ensuring customer satisfaction and the overall success of the Bank.

Your Community Bank with a Dedicated Local Mortgage Division

Experience the confidence of working with a trusted mortgage lender offering local underwriting, decision-making, and processing – all within your community.

Championing Clean Energy Lending

With a track record of financing millions of dollars in clean energy projects, First Northern Bank actively supports the financing of local clean energy initiatives.

8

Investment Highlights  9  Capacity to Grow  Featured Business Lines  Consistent organic growth  Robust capital levels  Attractive markets  SBA Preferred Lender  Focus on  local commercial lending relationships  Core deposit franchise  Strong Balance Sheet  Favorable liquidity position  Long history of low credit losses  Attractive loan yields  Consistent & Improving  Proﬁtability  Low cost of funds  Disciplined expense management  Focus on  Efficiency Strategies  Clear Vision  New product development  Investing in technology  Growth beyond Greater Sacramento Region  105,717+ Hours  of Community Service since 2006   $3.5 million in support to local non-profits since 2001  Community Impact  as of March 31, 2024

 •  •  10  Financial Highlights

 Results  2024  as of March 31, 2024  Strong Balance Sheet Growth  Consistent Proﬁtability  (Year to Date)  Positive Trends in Key Metrics  Continued Strong Credit Quality  Total Assets   $1.89 Billion  PTPP Earnings1  $5.6 Million  ROAA  0.92%   NPAs/Assets   0.5%   Total Gross Loans   $1.05 Billion   Net Income   $4.3 Million  ROACE   10.69%   NPLs/Loans   0.8%   Total Deposits   $1.71 Billion  Basic Earnings Per Share  $0.28  Net Interest Margin  3.49%   Reserves/Loans   1.52%   Total Common Equity  $162.3 Million  Eﬀiciency Rat io  65.3%   Reserves/NPA’s   184.9%  11  2  1 – Pre-tax, pre-provision income is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. Refer to the non-GAAP reconciliation on page 29 for reconciliation to U.S. GAAP-based amounts. 2 – Efficiency ratio is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. Refer to the non-GAAP reconciliation on page 28 for reconciliation to U.S. GAAP-based amounts.

 12  Consistent Balance Sheet Growth  Total Assets ($B)  Total Deposits ($B)  Total Gross Loans (Includes LHFS) ($MM)  Total Equity ($MM)  CAGR = Compound Annual Growth Rate  CAGR = 7.5%  CAGR = 5.6%  CAGR = 3.8%  CAGR = 8.0%  133  151  151  125  159  162

 13  Strong Proﬁtability  Net Income ($MM)  Net Interest Income ($MM)  Non-interest Expense ($MM)  Pre-Tax, Pre-Provision Income ($MM)

 Liquidity  as of March 31, 2024  14  Low Loan to Deposit Ratio Provides Margin Expansion Opportunities  Ample Liquidity and Room for Loan Growth

 Investment Portfolio  by fair value, as of March 31, 2024   Eﬀective duration of 2.99  100% of investment securities classiﬁed as available for sale.  Stable steady cash ﬂow proﬁle in both up and down rate  scenarios provides ongoing reinvestment opportunities and liquidity.  15.2%  39.7%  20.1%  15.9%  9.0%  15  Cash Flow Projections

 2024 loan yield through Represents a 7.7% improvement March 31, 2024 = 5.16%. over the 4.79% loan yield  achieved for the first quarter of 2023.  Loan Portfolio  as of March 31, 2024  Interest Income ($000) & Yields on Loans  16  March 2024  LOAN MIX

 Commercial  $266  $363  $133  $----  $----  139  Commercial Real Estate  466  4,875  555  ----  ----  ----  Agriculture  ----  9,130  8,712  7,416  2,871  2,728  Residential Mortgage  172  153  138  123  424  1,315  Residential Construction  ----  ----  ----  ----  ----  4,000  Consumer  253  690  659  637  703  602  Total Nonaccrual  $1,157  $15,211  $10,197  $8,176  $3,998  $8,784  Loan Loss Reserve  $12,356  $15,416  $13,952  $14,792  $16,596  $16,246  Reserve as a % of Nonaccrual  1,067.9%  101.3%  136.8%  180.9%  415.1%  184.9%  Nonperforming Loans  ($000) 2019 2020 2021 2022 2023 Q1 2024  Nonaccrual Loans  Sound Credit Culture  as of March 31, 2024  Loan Chargeoﬀs and Recoveries ($000)  17

 Attractive Deposit Franchise  as of March 31, 2024  Core Deposits  44.0%  22.5%  25.5%  8.0%  18  Q1 2024  DEPOSIT MIX

 Strong Deposit Mix Drives Low Cost of Funds  19  Non-Interest Bearing Deposits ($000)  Interest Bearing Deposits ($000)

 Robust Capital Position  20  * Regulatory Capital - Bank Only  1 – Tangible common equity to tangible assets (the “tangible common equity ratio”) is a non-U.S. GAAP financial measure derived from U.S. GAAP based amounts. Refer to the non-GAAP reconciliation on page 27 for a reconciliation to U.S. GAAP-based amounts.   1

 Per Share Data  Basic Earnings per Share (EPS)  Tangible Book Value per Share  21  1  1 – Tangible book value per share is a non-U.S. GAAP financial measure derived from U.S. GAAP based amounts. Refer to the non-GAAP reconciliation on page 27 for a reconciliation to U.S. GAAP-based amounts.      1

 NASDAQ Peer Comparison  22

 •  OUR ZEST FOR EXCELLENCE  23

 Elk Grove Food Bank  Sacramento Century Ride for Families in Need  Acres of Hope, Auburn, CA  Keaton’s Cancer Alliance, Roseville, CA  Community Reinvestment  of Community Service since 2006  in Donations made to local non-proﬁts since 2001.  104,532+ Hours  $3.5 Million  Through volunteerism and service on boards and committees, we reinvest our time and monetary support to communities we serve by supporting local non-proﬁts, service clubs, chambers and charitable organizations. Our directors, management team, and employees are involved in hundreds of activities, and generously give their time, energy, and talent.  We oﬀer our employees participation in a Community Service Program which supports activities that enhance and serve the communities in which we live and work. This program incentivizes employees who volunteer 100+ hours per calendar year within the communities that the company serves.  24

 Rankings and Recognition  NATIONAL & STATE  LOCAL  Bauer Financial, Inc.  Top Ranking “5-Star Superior”  Veribanc, Inc.  Rated “Green 3-Stars”  American Banker Magazine  Ranked in the Top 200 Community Banks in the  nation (2019-2022). In 2022, First Northern Bank was one of 23 California banks that made the list and the only bank headquartered in the  Greater Sacramento Region.  Findley Reports, Inc.  Top Ranking of “Super Premier Performing Bank”  Sacramento Business Journal  Ranked #8 on 2023 Top 25  Corporate Philanthropy Direct Giving List  2024 Best Bank of Yolo County  Voted #1 by the residents and businesses of Yolo County for 20 years.  2023 Best Community Bank of Roseville & Granite Bay  Voted #1 by community members through a year-long, online poll sponsored by the Roseville Press Tribune.  2021 West Sacramento Business of the Year Voted #1 Business by community members through the West Sacramento Chamber  of Commerce.  2020 Winters Business of the Year  Voted #1 Business by community members through the Winters Chamber of Commerce.  #1 Local Small Business Lender in the Greater Sacramento Region and Solano County.  SMALL BUSINESS LENDER  25

 •  •  PEOPLE FIRST ABSOLUTE INTEGRITY ZEST F OR EXCELLENCE   26  •  •  Appendix

 Non-GAAP Reconciliation  Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.  #VALUE!  27

 28  Non-GAAP Reconciliation  For periods presented below, efficiency ratio is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. This figure represents the ratio of non-interest expense less other real estate owned operations and amortization of intangible assets expense to the sum of net interest income and total non-interest income. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of  the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio is set forth below.

 Non-GAAP Reconciliation  Pre-tax, pre-provision income is an non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate pre-tax, pre-provision income by excluding income tax and provision for credit losses from net income. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of Pre-Tax pre-provision income is set forth below.  29

 30  First Northern  Community Bancorp  June 18, 2024  THANK YOU